STOCK PURCHASE AGREEMENT

This STOCK PURCHASE AGREEMENT (this “Agreement”) is made this August 21, 2015 (“Effective Date”), by and between HK Battery Technology Inc., a Delaware corporation (the “Seller” or the “Company”), and Lianyungang HK New Energy Vehicle System Integration Corporation, a company organized under the laws of the People’s Republic of China (the “Buyer”).

WHEREAS, subject to the terms and conditions herein, Seller wishes to sell its capital stock to Buyer and Buyer wishes to purchase such capital stock from Seller; and

NOW, THEREFORE, THE PARTIES HERETO HEREBY AGREE AS FOLLOWS:

1.

Purchase and Sale of Stock.

(a)

Sale of Shares.  Subject to the terms and conditions of this Agreement, and in reliance upon the representations and warranties and covenants contained herein, Buyer agrees to purchase from Seller, and Seller agrees to sell to Buyer, ONE HUNDRED THIRTY-TWO MILLION (132,000,000) shares (the “Shares”) of the $0.001 par value per share common stock of the Company (the “Common Stock”) at $0.75 per share, for a total purchase price of NINETY NINE MILLION United States Dollars ($99,000,000.00) in cash (the “Purchase Price”).

(b)

Closing.

(1)

The closing of the transactions contemplated hereunder (the “Closing”) shall be held at the office of the Company within ninety (90) days (the “Closing Date”) of the Effective Date, or such other place and date as Seller and Buyer may mutually agree.

(2)

On or Before to the Closing Date,

(i)

Seller shall deliver to Buyer stock certificate(s) representing the Shares (the “Certificate”),

(ii)

Buyer shall deliver to Seller the sum of the aggregate Purchase Price, in immediately available funds via wire to the following coordinates:

BANK:

East West Bank

ABA#:

SWIFT CODE:

EWBKUS66XXX

BENEFICIARY:  HK Battery Technology Inc

ACCOUNT:

80-21000701

REFERENCE/SPECIAL INSTRUCTIONS:  “HK Battery Technology Inc.”

(3)

The following shall be conditions to the consummation of the Closing (the “Closing Conditions”) and evidenced by delivery of the required documentation to the Company or as otherwise provided below:

(i)

completion and execution by Buyer of the Anti-Money-Laundering Form attached hereto as Exhibit A.

2.

Representations and Warranties of Seller.

As an inducement to Buyer to enter into this Agreement and purchase the Shares, Seller hereby represents and warrants that the statements contained in this Section 2 are true, correct and complete as of the date hereof and will be true, correct and complete as of the Closing Date (as though made then and as though the Closing Date was substituted for the date of this Agreement).

(a)

Organization.  Seller is a corporation, duly organized and validly existing under the laws of Delaware.

(b)

Authorization; Enforceability.  Seller has the legal right to enter into and to consummate the transactions contemplated hereby and otherwise to carry out Seller’s obligations hereunder.  The execution, delivery and performance by Seller of this Agreement and all other agreements and documents by Seller in connection with the transactions contemplated hereby (collectively, the “Transaction Documents”) have been duly authorized by all requisite action by Seller, and the Agreement and the Transaction Documents, when executed and delivered by Buyer, constitutes a valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

3.

Representations and Warranties of Buyer.

Buyer hereby warrants and represents to Seller that:

(a)

Authorization; Enforceability.  Buyer has the legal right and power to enter into and to consummate the transactions contemplated hereby and otherwise to carry out Buyer’s obligations hereunder.  The execution, delivery and performance by Buyer of this Agreement have been duly authorized by all requisite action by Buyer, and the Agreement, when executed and delivered by Seller, constitutes a valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

(b)

Approvals and Consents. No action, approval, consent or authorization, including but not limited to, any action, approval, consent or authorization by any governmental or quasi-governmental agency, commission, board, bureau or instrumentality is necessary or required as to the Buyer in order to constitute this Agreement as a valid, binding and enforceable obligation of the Buyer in accordance with its terms.

(c)

Investor Representations.  Buyer (i) and its principals have extensive knowledge and experience in financial and business matters; (ii) has had access to all information as to the Company as it has desired; (iii) has made its own inquiry and investigation into, and, based thereon, has formed an independent judgment concerning the operations of the Company, its business and prospects in order to evaluate the merits and risks of the transactions contemplated by this Agreement; and (iv) is aware that an investment in the Shares involves a number of very significant risks; provided that any due diligence review or other inquiry or investigation undertaken by Buyer shall not limit, qualify, modify or amend the representations and warranties of Seller made in this Agreement, irrespective of the knowledge or information received by Buyer.

(d)

Brokerage Fees.  Buyer has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Agreement or the transaction contemplated hereby.

(e)

No Other Representations or Information.  In evaluating the suitability of an investment in the Shares, the Buyer has not relied upon any representation or information (oral or written) other than as stated in this Agreement and the public filings of the Company and Seller.

(f)

No Governmental Review.  Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares or the fairness or suitability of the investment in the Shares, nor have such authorities passed upon or endorsed the merits of the offering of the Shares.

(g)

No Fiduciary Duty. Buyer hereby acknowledges and agrees that (i)  the purchase and sale of the Shares is taking place in a private transaction between Seller and Buyer in an arm’s length commercial transaction at a price negotiated and agreed to by Seller as the best possible current price for the Shares; (iii) Buyer is solely responsible for making its own judgments in connection with this Agreement; and (iv) Seller has not rendered advisory services of any nature or respect, nor owes any agency, fiduciary or other duty to Buyer, in connection with such transaction or the process leading thereto other than with respect to the accuracy of Seller’s representations.

(h)

Advice of Counsel.  Buyer further acknowledges that it is represented by counsel of its choice, that it has carefully reviewed the provisions of this Agreement with its counsel and that it understands and voluntarily accepts the Agreement as binding.

4.

Miscellaneous.

(a)

Default by Seller.  A breach by Seller of any of its representations in this Agreement or the failure of Seller to have fulfilled its Closing Conditions by the Closing Date or the failure of Seller to have made or caused to have been made the closing deliveries contemplated herein, including the failure to deliver the Certificate(s) and Seller deliverables to Buyer prior to the Closing Date shall constitute a default under this Agreement (“Default”).  Nothing herein shall limit Buyer’s right to protect and enforce its rights by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein for an injunction against a violation of any of the terms hereof or thereof, or for the pursuit of any other remedy which it may have by virtue of this Agreement, for the failure of Seller, Seller’s agents, or the Company and its transfer agent to deliver the Certificates, Seller deliverables and other Closing deliveries, and Buyer shall have the right to pursue all remedies available to it at law or in equity, including, without limitation, a decree of specific performance or injunctive relief.  In the event of Default, Seller shall pay to the Buyer the reasonable costs and expenses of collection and of any other actions referred to in this paragraph (a) or otherwise reasonably appropriate, including without limitation reasonable attorneys’ fees, expenses and disbursements.

(b)

Default by Buyer.  Buyer’s failure to deliver the Purchase Price prior to the Closing Date shall constitute a default.  If such default is not cured by the Closing Date, then Seller may terminate this Agreement and demand the immediate return of the Certificate(s) and Seller Deliverables by notice to Seller.  Until the Closing Date, Seller’s sole remedy in case of such a default shall be to delay the Closing.  Upon Buyer’s timely cure of such a default, Seller shall be required to fulfill its obligations hereunder.

(c)

Successors and Assigns.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective heirs, legal representatives, successors and assigns of the parties.

(d)

Choice of Law; Choice of Venue.  This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements entered into and to be performed entirely within California without applying its principles of choice of law.  Any dispute or controversy concerning or relating to this Agreement shall be exclusively resolved in the federal or state courts located in County of Los Angeles, State of California. Each of the parties hereto irrevocably submits to the jurisdiction of the courts of the State of California located in County of Los Angeles and the United States District Court for the Central District of California for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated herein. Service of process in connection with any such suit, action, proceeding or judgment may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement.  Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and the laying venue in such court.  Each party hereto further irrevocably waives any objection to the laying of venue of any suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(e)

Waiver of Right to Trial by Jury.  EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE AND AGREES NOT TO REQUEST A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(f)

Notices.  Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or sent by overnight delivery by a nationally recognized overnight courier upon proof of sending thereof and addressed to the party to be notified at the address indicated for such party on its signature page hereto, or at such other address as such party may designate by written notice to the other parties.

(g)

Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of Seller and Buyer.

(h)

Expenses.  Each of the parties shall bear its own costs and expenses incurred with respect to the negotiation, execution, delivery, and performance of this Agreement.

(i)

Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(j)

Entire Agreement.  This Agreement represents and constitutes the entire agreement and understanding among the parties with regard to the subject matter contained herein.  All prior agreements, understandings and representations are hereby merged into this Agreement.

(k)

Construction.  The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party.  Among other things, “or” is not exclusive and the singular may include the plural and the plural may include the singular, all as the context requires.  All representations and warranties given by any party herein shall survive the Closing.

(l)

Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties.  This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(m)

Severability. In the case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(n)

Waiver.  The failure of any party to give any notice or to take any action hereunder shall not be deemed a waiver of any of the rights of such party hereunder, except to the extent that the other party is actually prejudiced by such failure.

(o)

Recitals.  The recitals contained herein are hereby incorporated by reference and made a part of this Agreement as if set forth in full herein.

(p)

Further Acts.  Each of Buyer and Seller shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as another party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned have executed, or caused to be executed on their behalf by an agent thereunto duly authorized, this Agreement as of the date first above written.

SELLER:

HK BATTERY TECHNOLOGY INC.

By:   /s/ Jianguo Xu

Name: Jianguo Xu

Title: Chief Executive Officer

Address of Record:

800 E. Colorado Blvd., Suite 888

Pasadena, California 91101

United States of America

Number of Shares of Common Stock being sold:

132,000,000

Purchase Price per share:

$0.75

Total Purchase Price:

$99,000,000

Delivery instructions (wire or otherwise):

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

PURCHASER

LIANYUNGANG HK NEW ENERGY VEHICLE SYSTEM INTEGRATION CORPORATION

By:   /s/ Zhenhua Chen

Name: Zhenhua Chen

Title:   Executive Manager

Address of Record:

Suite 1408 14/F Great Eagle Centre

23 Harbour Road

Wanchai, Hong Kong

Number of Shares of Common Stock being sold:

132,000,000

Purchase Price per share:

$0.75

Total Purchase Price:

$100,000,000

Delivery instructions for stock certificate:

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

EXHIBIT A

HK BATTERY TECHNOLOGY INC.

ANTI MONEY-LAUNDERING INFORMATION FORM

(Please fill out and return with requested documentation.)

The following is required in accordance with the AML provision of the USA PATRIOT ACT.

INVESTOR NAME:	Lianyungang HK New Energy Vehicle System Integration Corporation
LEGAL ADDRESS:

SS# or TAX ID#
of INVESTOR:

IDENTIFICATION, DOCUMENTATION AND SOURCE OF FUNDS:

1.

Please submit a copy of a non-expired identification for the authorized signatory(ies) on the investment documents, showing name, date of birth and signature:

Current Driver’s License	or	Valid Passport	or	Identity Card

(Circle one or more)

2.

If the Investor is a corporation, please submit the following corporate documents:

(i) Articles of Incorporation (or similar); (ii) Corporate Resolution granting authority to signatory(ies) and designating that they are permitted to make the proposed investment.

3.

Please advise where the funds were derived from to make the proposed investment:

X . Investments	Savings	Proceeds of Sale	Other ____________

(Circle one or more)

Signature:
Print Name:	Zhenhua Chen
Title (if applicable):	Executive Manager
Date:	8/21/2015